UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2007

DOCUMENT SECURITY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

New York	1-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

First Federal Plaza, Suite 1525 28 East Main Street Rochester, NY	14614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

Not Applicable
(Former name or former address, if changed since last report.)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On December 21, 2007, Thomas Wicker, Vice President of Technology, notified the Board of Directors of Document Security Systems, Inc. (the “Company” and the “Board,” respectively) of his intention to resign from the Board. On the same date, the Board accepted Tom Wicker’s resignation from the Board effective immediately.

(d)  On December 21, 2007, the Board elected David Wicker to the Board. David Wicker currently serves the Company as Vice President of Operations. There were no arrangements or understandings between David Wicker and any other person pursuant to which David Wicker was appointed to the Board. David Wicker will not be a member of any committees of the Board. There are no Related Transactions (as defined by Item 404 (a) of Regulation S-K) between David Wicker and the Company.

Item 8.01. Other Events

On December 21, 2007, management of the Company agreed and the Board approved, in principle, to enter into a credit facility with an affiliate of Fagenson and Co., Inc. Fagenson and Co., Inc. is a related party to Robert B. Fagenson, a member of the Board. No binding agreement has been signed and no material terms have been finalized, but the current understanding between the parties anticipates a $3,000,000 line of credit to be extended to the Company. When the terms of this agreement are fully negotiated and become binding on the parties, the Company will disclose such terms on a subsequent Form 8-K.

The Company also agreed on December 21, 2007, in principle, to a similar credit agreement with Patrick White, the Company’s Chief Executive Officer, in the amount of $600,000. When the terms of this agreement are fully negotiated and become binding on the parties, the Company will disclose such terms on a subsequent Form 8-K.

Certain information contained in this Current Report on Form 8−K may constitute forward−looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995, including those statements regarding the expected amounts of charges incurred as a result of the sale. All forward−looking statements are based on management’s estimates, projections and assumptions as of the date hereof. There are a variety of factors, many of which are beyond the Company’s control, which could affect its operations, performance, business strategy and results and could cause its actual results and experience to differ materially from the assumptions, expectations and objectives expressed in any forward−looking statements. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to the risks and other factors described in the Company’s filings with the Securities and Exchange Commission, including the Company’s annual reports on Form 10−K, quarterly reports on Form 10−Q and current reports on Form 8−K. In addition, any forward−looking statements represent management’s estimates only as of today and should not be relied upon as representing management’s estimates as of any subsequent date. While the Company may elect to update forward−looking statements at some point in the future, the Company specifically disclaims any obligation to do so, even if management’s estimates change.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUMENT SECURITY SYSTEMS, INC.

Dated: December 31, 2007	By:	/s/ Patrick A. White
Name: Patrick A. White
Title: Chief Executive Officer